                                                                   Exhibit 10.68

                      AMENDMENT TO INTERCREDITOR AGREEMENT


     THIS AMENDMENT TO INTERCREDITOR AGREEMENT ("this Amendment") is made and entered into effective as of the 31st day of July, 2002, by and among FLEET CAPITAL CORPORATION, a Rhode Island corporation, in its capacity as Agent and as a lender under the Senior Loan Agreement (as hereinafter defined) (in each such capacity, "Senior Lender"), EQUUS II INCORPORATED, a Delaware corporation ("Junior Lender"), PETROCON ENGINEERING, INC., a Texas corporation ("Borrower"), and each of the following (hereinafter, together with Borrower, referred to individually as a "Loan Party" and collectively as the "Loan Parties"): ENGLOBAL CORPORATION, formerly known as INDUSTRIAL DATA SYSTEMS CORPORATION, a Nevada corporation, INDUSTRIAL DATA SYSTEMS, INC., a Texas corporation, IDS ENGINEERING, INC., a Texas corporation, THERMAIRE, INC., a Texas corporation, CONSTANT POWER MANUFACTURING, INC., a Texas corporation, IDS ENGINEERING MANAGEMENT, LC, a Texas limited liability company, TRIANGLE ENGINEERS AND CONSTRUCTORS, INC., a Texas corporation, PETROCON SYSTEMS, INC., a Texas corporation, PETROCON ENGINEERING OF LOUISIANA, INC., a Louisiana corporation, R.P.M. ENGINEERING, INC., a Louisiana corporation, PETROCON CONSTRUCTION RESOURCES, INC., a Texas corporation, PETROCON TECHNOLOGIES, INC., a Texas corporation, and ALLIANCE ENGINEERING ASSOCIATES, INC., a Texas corporation.

                                    RECITALS

     A. Borrower is indebted to Senior Lender pursuant to that certain Loan and Security Agreement, dated as of June 15, 1999, between Borrower, certain subsidiaries of Borrower, and Senior Lender (as amended, restated, extended or otherwise modified from time to time, including, without limitation, as amended and restated by that certain Second Amended and Restated Loan and Security Agreement, dated December 21, 2001, executed by Senior Lender, Borrower, et al., and as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement, dated March 26, 2002, executed by Senior Lender, Borrower, et al., the "Senior Loan Agreement"). All of Borrower's and each other Loan Party's obligations pursuant to the Senior Loan Agreement and the other Senior Debt Documents (as defined in the hereinafter defined Intercreditor Agreement) are secured by liens on and security interests in substantially all of the now existing and hereafter acquired real and personal property of Borrower and each other Loan Party (the "Collateral").

     B. Borrower is indebted to Junior Lender pursuant to that certain Promissory Note, dated on or about December 21, 2001, in the original principal amount of $3,000,000 (as amended, restated, extended or otherwise modified from time to time, and including all notes issued in replacement of, or in substitution for, the foregoing, collectively, the "Junior Term Note"), made by Borrower to Junior Lender. All of Borrower's obligations pursuant to the Junior Term Note are secured by liens on and security interests in the Collateral.

     C. Junior Lender, Senior Lender, and the Loan Parties have entered into that certain Intercreditor Agreement, dated December 21, 2001 (the "Intercreditor Agreement"), to set forth the relative rights and priorities of the respective parties under the Junior Debt Documents (as


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                      AMENDMENT TO INTERCREDITOR AGREEMENT

defined in the Intercreditor Agreement) and Senior Debt Documents (including, without limitation, the relative priorities of each party's liens and security interests in and to the Collateral).

     D. Senior Lender and the Loan Parties are executing on or about the date hereof that certain Second Amendment to Second Amended and Restated Loan and Security Agreement and Amendment to Other Loan Documents (the "Second Amendment to Senior Loan Agreement"), whereby, among other things, the Senior Loan Agreement and the revolving credit facility established thereby are each extended through June 30, 2005.

     E. The consent of Junior Lender is required for such extension pursuant to
Section 10.1 of the Intercreditor Agreement, and Junior Lender has agreed to give such consent.

     F. The parties hereto desire to amend Section 4 of the Intercreditor Agreement.

     G. Accordingly, Senior Lender, Junior Lender and the Loan Parties desire to amend the Intercreditor Agreement and enter into the agreements as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   Definitions

     1.01 Capitalized terms used in this Amendment are defined in the Intercreditor Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
               Amendment to Intercreditor Agreement and Consent by
           Junior Lender to Second Amendment to Senior Loan Agreement

     2.01 Permitted Payments to Junior Lender. Effective as of the date hereof,
Section 4 of the Intercreditor Agreement is hereby amended and restated to read in its entirety as follows:

          "SECTION 4. Permitted Payments to Junior Lender. Except as otherwise provided in this Agreement, an Obligated Party may pay to Junior Lender when due, on a non-accelerated basis, payments of Junior Costs and Expenses and regularly scheduled payments of principal and interest on the Junior Term Note (in each case without giving effect to any amendment thereof not consented to in writing by Senior Lender); provided, however, except as permitted pursuant to the last sentence of this Section 4, in no event shall any Obligated Party pay, or Junior Lender take and retain, (i) any prepayment of principal on the Junior Term Note until the Senior Debt shall have been paid in full in cash or (ii) any scheduled payment of principal on the Junior Term Note until the Senior Term Loan shall have been paid in full in cash. Notwithstanding the foregoing, once each fiscal quarter Borrower may, if it chooses to do so, make


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                      AMENDMENT TO INTERCREDITOR AGREEMENT


     a prepayment of principal on the Junior Term Note in an amount up to but not exceeding the Excess Availability (as hereinafter defined), provided each of the following is true: (i) the Average Daily Availability (as defined in the Senior Loan Agreement) for the preceding fiscal quarter exceeded $2,000,000 (the amount in excess of $2,000,000 being referred to herein as the `Excess Availability'), (ii) no Senior Event of Default exists on the date of such prepayment, and (iii) after making such prepayment, the Availability (as defined in the Senior Loan Agreement) on such date exceeds $2,000,000."

     2.02 Consent by Junior Lender to Second Amendment to Senior Loan Agreement. Effective as of the date hereof, Junior Lender hereby consents to the execution by Senior Lender and Loan Parties of the Second Amendment to Senior Loan Agreement and to the consummation of the transactions contemplated therein, including the extension of the Senior Loan Agreement and the revolving credit facility established thereby through June 30, 2005.

                                   ARTICLE III
                                  Ratifications

     3.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Intercreditor Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Intercreditor Agreement are ratified and confirmed and shall continue in full force and effect. Senior Lender, Junior Lender and the Loan Parties agree that the Intercreditor Agreement, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its terms.

                                   ARTICLE IV
                            Miscellaneous Provisions

     4.01 Survival of Representations and Warranties. All representations and warranties made in the Intercreditor Agreement shall survive the execution and delivery of this Amendment.

     4.02 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     4.03 Binding Obligations; Successors and Assigns. This Amendment shall be immediately binding upon Junior Lender, the Loan Parties and Senior Lender and their respective successors and assigns, and shall inure to the benefit of the successors and assigns of Junior Lender, the Loan Parties and Senior Lender.

     4.04 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.


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3

                      AMENDMENT TO INTERCREDITOR AGREEMENT


     4.05 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     4.06 Applicable Law. This Amendment will be construed in accordance with and governed by the law of the State of Texas.

     4.07 Final Agreement. The Intercreditor Agreement, as amended hereby, represents the entire expression of the parties with respect to the subject matter hereof on the date this amendment is executed. No modification, rescission, waiver, release or amendment of any provision of this Amendment shall be made, except by a written agreement signed by Senior Lender, Junior Lender and the Loan Parties.

              [The Remainder of this Page Intentionally Left Blank]


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                      AMENDMENT TO INTERCREDITOR AGREEMENT


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Intercreditor Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

                                        FLEET CAPITAL CORPORATION

                                        By:       /s/ Dan Hughes
                                            ------------------------------------
                                        Name:  Dan A. Hughes
                                        Title: Vice President

                                        EQUUS II INCORPORATED

                                        By:        /s/ Randall B. Hale
                                            ------------------------------------
                                        Name:  Randall B. Hale
                                        Title:  Vice President

                                        PETROCON ENGINEERING, INC.

                                        By:        /s/ Robert W. Raiford
                                            ------------------------------------
                                        Name:  Robert W. Raiford
                                        Title: CFO

                                        ENGLOBAL CORPORATION, formerly known as
                                        INDUSTRIAL DATA SYSTEMS CORPORATION

                                        By:        /s/ William A. Coskey
                                            ------------------------------------
                                        Name:  William A. Coskey
                                        Title:  President

                                        IDS ENGINEERING, INC.

                                        By:        /s/ Robert W. Raiford
                                            ------------------------------------
                                        Name:  Robert W. Raiford
                                        Title: CFO

                                        THERMAIRE, INC.

                                        By:        /s/ Robert W. Raiford
                                            ------------------------------------
                                        Name:  Robert W. Raiford
                                        Title: CFO



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                      AMENDMENT TO INTERCREDITOR AGREEMENT


                                        CONSTANT POWER MANUFACTURING, INC.

                                        By:        /s/ Robert W. Raiford
                                            ------------------------------------
                                        Name:  Robert W. Raiford
                                        Title: CFO

                                        INDUSTRIAL DATA SYSTEMS, INC.

                                        By:        /s/ Robert W. Raiford
                                            ------------------------------------
                                        Name:  Robert W. Raiford
                                        Title: CFO

                                        IDS ENGINEERING MANAGEMENT, LC

                                        By:        /s/ Robert W. Raiford
                                            ------------------------------------
                                        Name:  Robert W. Raiford
                                        Title: CFO

                                        TRIANGLE ENGINEERS AND CONSTRUCTORS,
                                         INC.

                                        By:        /s/ Robert W. Raiford
                                            ------------------------------------
                                        Name:  Robert W. Raiford
                                        Title: CFO

                                        PETROCON SYSTEMS, INC.

                                        By:        /s/ Robert W. Raiford
                                            ------------------------------------
                                        Name:  Robert W. Raiford
                                        Title: CFO

                                        PETROCON ENGINEERING OF LOUISIANA, INC.

                                        By:        /s/ Robert W. Raiford
                                            ------------------------------------
                                        Name:  Robert W. Raiford
                                        Title: CFO

                                        R.P.M. ENGINEERING, INC.

                                        By:        /s/ Robert W. Raiford
                                            ------------------------------------
                                        Name:  Robert W. Raiford
                                        Title: CFO


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



                      AMENDMENT TO INTERCREDITOR AGREEMENT

                                        PETROCON CONSTRUCTION RESOURCES, INC.

                                        By:        /s/ Robert W. Raiford
                                            ------------------------------------
                                        Name:  Robert W. Raiford
                                        Title: CFO

                                        PETROCON TECHNOLOGIES, INC.

                                        By:        /s/ Robert W. Raiford
                                            ------------------------------------
                                        Name:  Robert W. Raiford
                                        Title: CFO

                                        ALLIANCE ENGINEERING ASSOCIATES, INC.

                                        By:        /s/ Robert W. Raiford
                                            ------------------------------------
                                        Name:  Robert W. Raiford
                                        Title: CFO

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